UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/03/2006

SCHOLASTIC CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-19860

DELAWARE	13-3385513
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

557 BROADWAY
NEW YORK, NY 10012
(Address of principal executive offices, including zip code)

(212) 343-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Not applicable.

(b) On November 3, 2006, Karen Maloney resigned from her position as the Chief Accounting Officer of Scholastic Corporation (the "Company").

(c)   Upon the resignation of Ms. Maloney, Mary A. Winston, 45, Executive Vice President and Chief Financial Officer of the Company since 2004, became the Company's principal accounting officer. Prior to joining the Company, she was Vice President and Controller (2003-2004) and Vice President and Treasurer (2002-2003) of Visteon Corporation, and from 1995 to 2002 she held various senior financial management roles at Pfizer and Warner-Lambert, which merged in June 2000, including Vice President, Global Financial Operations (2000-2002).

(d) Not applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: November 03, 2006	By:	/s/ Devereux Chatillon
Devereux Chatillon
Senior Vice President, General Counsel and Secretary